 THE BIONDO GROWTH FUND

THE BIONDO FOCUS FUND

Each a Series of Northern Lights Fund Trust

STATEMENT OF ADDITIONAL INFORMATION

September 28, 2010

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus of The Biondo Growth Fund and The Biondo Focus Fund, dated April 9, 2010 and March 2, 2010, respectively, and The Biondo Growth Fund’s Annual and Semi-Annual Reports to Shareholders, copies of which may be obtained without charge by contacting the Funds’ Transfer Agent, Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 or by calling 1-800-672-9152. The Prospectus may also be obtained by visiting www.thebiondogroup.com

TABLE OF CONTENTS

THE FUNDS
TYPES OF INVESTMENTS
INVESTMENT RESTRICTIONS
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS
MANAGEMENT
CONTROL PERSONS AND PRINCIPAL HOLDERS
INVESTMENT ADVISOR
THE DISTRIBUTOR
PORTFOLIO MANAGERS
ALLOCATION OF PORTFOLIO BROKERAGE
PORTFOLIO TURNOVER
OTHER SERVICE PROVIDERS
DESCRIPTION OF SHARES
ANTI- MONEY LAUNDERING PROGRAM
PURCHASE, REDEMPTION AND PRICING OF SHARES
TAX STATUS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
LEGAL COUNSEL
FINANCIAL STATEMENTS
APPENDIX A – PROXY VOTING POLICIES AND PROCEDURES

THE FUNDS

  The Biondo Growth Fund and The Biondo Focus Fund (each a “Fund” and collectively the “Funds”) are series of Northern Lights Fund Trust, a Delaware statutory trust organized on January 19, 2005 (the "Trust"). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Funds may issue an unlimited number of shares of beneficial interest. All shares of the Funds have equal rights and privileges. Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of a Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Funds are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Each Fund offers two classes of shares:  Class C shares and Investor Class shares.  Each share class represents an interest in the same assets of the Biondo Growth Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.  The Board of Trustees may classify and reclassify the shares of the Funds into additional classes of shares at a future date.

Each Fund is a non-diversified investment management company. Each Fund’s investment objectives, restrictions and policies are more fully described here and in its respective Prospectus. The Board may start other series and offer shares of a new fund under the Trust at any time.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

TYPES OF INVESTMENTS

The investment objective of each Fund and a description of its principal investment strategies are set forth in its respective Prospectus. Each Fund’s investment objective is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of the Trust.

Types of Investments:

The types of investments listed below describe all of the types of investments that each Fund is able to invest in accordance with the limitations set forth in the Fund’s Prospectus and this SAI. An investor should look at each Fund’s Prospectus and in this SAI for the limitations.

Equity Securities

Equity securities in which a Fund invests include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred Stock

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

Convertible Securities

The Funds may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Warrants

The Funds may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Depositary Receipts

The Funds may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

Certificates of Deposit and Bankers’ Acceptances

The Funds may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

The Funds may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

Information on Time Deposits and Variable Rate Notes

The Funds may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations which a Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. Each Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between a Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Biondo Investment Advisors, LLC (the “Advisor”) will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to a Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations

The Funds may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $100,000 (temporarily raised to $250,000 until December 31, 2013). The Funds may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 (temporarily raised to $250,000 until December 31, 2013) per bank; if the principal amount and accrued interest together exceed $100,000 (temporarily raised to $250,000 until December 31, 2013), the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Securities of Other Investment Companies

The Funds’ investments in an underlying portfolio of Exchange Traded Funds (“ETFs”), mutual funds and closed-end funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying funds.

Closed-End Investment Companies.

The Funds may invest its assets in "closed-end" investment companies (or “closed-end funds”), subject to the investment restrictions set forth below. The Funds may purchase in the aggregate only up to 3% of the total outstanding voting stock of any closed-end fund. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the Financial Industry Regulatory Authority (commonly known as "FINRA") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as a Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Funds generally will purchase shares of closed-end funds only in the secondary market. Each Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Funds may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Advisor, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if a Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share which is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Funds may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by a Fund will ever decrease. In fact, it is possible that this market discount may increase and a Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by a Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Funds’ investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Open-end Investment Companies.

Each Fund and any “affiliated persons,” as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any underlying fund.  Accordingly, when affiliated persons hold shares of any of the underlying funds, each Fund’s ability to invest fully in shares of those funds is restricted, and the Advisor must then, in some instances, select alternative investments that would not have been its first preference.  The 1940 Act also provides that an underlying fund whose shares are purchased by a Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund's outstanding securities during any period of less than 30 days. Shares held by a Fund in excess of 1% of an underlying fund's outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund's total assets.

Under certain circumstances an underlying fund may determine to make payment of a redemption by the Funds wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission (“SEC”). In such cases, the Funds may hold securities distributed by an underlying fund until the Advisor determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisors of the underlying funds are made independently of each Fund and its Advisor. Therefore, the investment advisor of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment advisor of another such fund. The result would be an indirect expense to the Funds without accomplishing any investment purpose.

Exchange Traded Funds.

ETFs are passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (“UITs”) that have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (“NAV”) is calculated. ETFs share many similar risks with open-end and closed-end funds.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

United States Government Agency

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, government National Mortgage Association ("GNMA"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Farm Credit Banks, the Federal National Mortgage Association ("FNMA"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association).

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-though securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PC’s”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-though pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Securities Options

 The Funds may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100®. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

Each Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event a Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options.

There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Funds of options on stock indices will be subject to the ability of the Advisor to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as each Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Funds bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and each Fund's securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions.

Transactions using options (other than options that a Fund has purchased) expose the Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Funds will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Custodian in the prescribed amount. Under current SEC guidelines, the Fund will segregate assets to cover transactions in which a Fund writes or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Options on Futures Contracts.

The Funds may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer Options

 The Funds may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Funds may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While a Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Funds may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Funds’ ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. Each Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, a Fund will treat dealer options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, each Fund will change its treatment of such instruments accordingly.

Spread Transactions

The Funds may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Funds, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Funds against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Repurchase Agreements

The Funds may enter into repurchase agreements. In a repurchase agreement, an investor (such as a Fund) purchases a security (known as the "underlying security") from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Advisor. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Funds, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Funds on repurchase. In either case, the income to the Funds generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be "fully collateralized," in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Funds to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Funds could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while a Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Trading in Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain a Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Funds.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Funds expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Funds will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

When-Issued, Forward Commitments and Delayed Settlements

The Funds may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled “Custodian”) will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that each Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because each Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Advisor to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Funds will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Funds may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Funds incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Funds do not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Illiquid and Restricted Securities

Subject to limitations discussed in each Fund's Prospectus under "Certain Risk Factors and Investment Methods," the Fund generally may invest in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Funds might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Funds might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by FINRA.

Under guidelines adopted by the Trust's Board, each Fund's Advisor may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Advisor will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Advisor will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organization (“NRSRO”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Advisor determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Advisor to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Lending Portfolio Securities

For the purpose of achieving income, a Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Short Sales

The Funds may sell securities short involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. Each Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). The Funds do not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of a Fund's net assets. This percentage may be varied by action of the Board of Trustees. A short sale is "against the box" to the extent a Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

INVESTMENT RESTRICTIONS

The Funds have adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of a Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of a Fund.  Each Fund may not:

1. Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales;

2. Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

3. Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are securities by real estate and securities of companies which invest or deal in real estate);

4. Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.)

5. Purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act and sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission;

6. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan.

The Funds observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. Each Fund may not:

7. Invest in any issuer for purposes of exercising control or management;

8. Invest in securities of other investment companies except as permitted under the 1940 Act; and

9. Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity.

If a restriction on a Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of a Fund’s portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Trust’s policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

Each Fund discloses its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  In addition, a Fund discloses its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

Each Fund will post the top holdings on its website at www.thebiondogroup.com on a quarterly basis to be posed 30 days after each quarter end.

The Funds may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg more frequently on a confidential basis.

Under limited circumstances, as described below, a Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

•

The Advisor.  Personnel of the Advisor, including personnel responsible for managing a Fund’s portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Advisor to provide its management, administrative, and investment services to the Fund.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Advisor personnel may also release and discuss certain portfolio holdings with various broker-dealers.

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Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for each Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

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The Bank of New York Mellon.  The Bank of New York Mellon is custodian for each Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

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BBD, LLP.  BBD, LLP is each Fund’s independent registered public accounting firm; therefore, its personnel have access to the Funds’ portfolio holdings in connection with auditing of the Funds’ annual financial statements and providing assistance and consultation in connection with SEC filings.

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Thompson Hine LLP.  Thompson Hine LLP is counsel to each Fund; therefore, its personnel have access to the Funds’ portfolio holdings in connection with review of the Funds’ annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients.  The Funds’ Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Funds’ portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall a Fund, the Advisor or any other party receive any direct or indirect compensation in connection with the disclosure of information about a Fund’s portfolio holdings.

Compliance With Portfolio Holdings Disclosure Procedures.  The Funds’ Chief Compliance Officer will report periodically to the Board with respect to compliance with a Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect a Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of five (5) individuals, four (4) of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Advisor (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Mr. Michael Miola, who has served as the Chairman of the Board since the Trust was organized in 2005.  Mr. Miola is an interested person by virtue of his indirect controlling interest in Northern Lights Distributors, LLC (the Trust's distributor for the majority of the series of the Trust).  The Board of Trustees is comprised of Mr. Miola and four (4) Independent Trustees.  The Independent Trustees have selected Mr. Anthony J. Hertl as Lead Independent Trustee.  Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly.  Under the Trust's Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Chairman, the independent chair of the Audit Committee, the Independent Lead Trustee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight

The Board of Trustees is comprised of Mr. Miola and four (4) Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications.

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Miola has over 20 years of business experience in the investment management and brokerage business, serves as a member of another mutual fund board outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and another fund board.  Mr. Gary W. Lanzen has over 20 years of business experience in the financial services industry, holds a Masters in Education Administration degree, is a Certified Financial Planner ("CFP") and serves as a member of another mutual fund board outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and another fund board.  Mr. L. Merill Bryan has over 40 years of business experience in the transportation field, serving as an executive with Union Pacific Corporation, holds a Bachelor of Science degree in Business Management, serves as a member of another mutual fund board outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and another fund board.  Mr. Anthony J. Hertl has over 20 years of business experience in financial services industry and related fields including serving as chair of the finance committee for the Borough of Interlaken, New Jersey and Vice President-Finance and Administration of Marymount College, holds a holds Certified Public Accountant designation and serves as a member of 4 other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund boards.  Mark H. Taylor, Ph.D., CPA, CFE, has over two decades of academic experience in the accounting and auditing areas, has a Doctor of Philosophy degree in Accounting, holds Certified Public Accountant and Certified Fraud Examiner designations, is Professor of Accountancy at the Weatherhead School of Management at Case Western Reserve University, serves as a member of another mutual fund board outside of the Fund Complex, currently serves on the AICPA Auditing Standards Board, and like the other Board members, also possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and another fund board.  The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee
L. Merill Bryan Age: 66	Trustee Since 2005	Retired. Formerly, Senior Vice President and Chief Information Officer of Union Pacific Corporation (a railroad company) (1966-2005).	64	AdvisorOne Funds (10 portfolios)
Anthony J. Hertl Age: 60	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	64	AdvisorOne Funds (10 portfolios); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisors Trust and Global Real Estate Fund
Gary W. Lanzen Age: 56	Trustee Since 2005	Chief Investment Officer (since 2006); President, Orizon Investment Counsel, LLC (2000-2006); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	64	AdvisorOne Funds (10 portfolios)
Mark H. Taylor Age: 46	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008).	64	Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)

Interested Trustees and Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee
Michael Miola*** Age: 58	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003).	64	AdvisorOne Funds (10 portfolios); Constellation Trust Co.
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Age: 41	President Since2006

President and Manager, Gemini Fund Services, LLC (since 2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); Manager (since 2006) and President (since 2004), GemCom LLC.

			N/A	N/A
Emile R. Molineaux 450 Wireless Blvd. Hauppauge, NY 11788 Age: 48	Secretary Since 2005	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC; (since 2003); In-house Counsel, The Dreyfus Funds (1999 – 2003).	N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Age: 40	Treasurer Since 2006

Director of Fund Administration, Gemini Fund Services, LLC (since 2006); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (since 2004); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

			N/A	N/A
Lynn Bowley Age: 51	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely.

** The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls.  The Audit Committee operates pursuant to an Audit Committee Charter. The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Audit Committee generally will not consider shareholder nominees. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the past fiscal year, the Audit Committee held ten meetings.

Compensation

Effective September 30, 2009, each Trustee who is not affiliated with the Trust or Adviser will receive a quarterly fee of $10,000, as well as reimbursement for any reasonable expenses incurred attending the meetings. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Prior to September 30, 2009, each Trustee who is not affiliated with the Trust or Adviser received a quarterly fee of $7,500, as well as reimbursement for any reasonable expenses incurred attending the meetings. The table below details the amount of compensation the Trustees received from the Trust during the year ended January 31, 2010. The Trustees have attended all quarterly meetings.  The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Trust **	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex*** Paid to Trustees
L. Merill Bryan	$37,500	None	None	$47,500
Anthony J. Hertl	$37,500	None	None	$47,500
Gary Lanzen	$37,500	None	None	$47,500
Mark Taylor	$37,500	None	None	$47,500
Michael Miola*	None	None	None	None

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* This Trustee is deemed to be an "interested person" as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant) and Northern Lights Distributors, LLC (the Trust’s Distributor).

**

There are currently several series comprising the Trust.  Trustees’ fees will be allocated equally to each series in the Trust.

***

   The term "Fund Complex" refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund as of December 31, 2009.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
L. Merill Bryan	None	None
Anthony J. Hertl	None	None
Gary Lanzen	None	None
Michael Miola*	None	None
Mark Taylor	None	None

* This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Fund’s Distributor) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider).

Management Ownership

As of March 31, 2010, the Trustees and officers, as a group, owned less than 1.00% of the Fund’s outstanding shares and less than 1.00% of the Fund Complex’s outstanding shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.

 As of September 1, 2010, the following shareholders of record owned 5% or more of the outstanding shares of each Fund:

Biondo Growth Fund

Name & Address

                Shares

                    Percentage of Fund

Investor Shares

NATIONAL FINANCIAL SERVICES*

6,171,564

93.56%

200 LIBERTY STREET

ONE WORLD FINANCIAL STREET

NEW YORK, NY 10281

Class C Shares

STOLFO TIC

4,623

55.71$

80 KENILWORTH ROAD

RIDGEWORTH NJ, 07450

S FIELDS

1,982

23.89%

139 DAVIDS HILL ROAD

BEDFORD HILLS NY 10507

J SCOTT

1,045

12.56%

1230 WEST OXFORD STREET

PHILADELPHIA, PA 19122

RIVEN

524

6.32%

631 LONG RIDGE ROAD

UNIT 38

STAMFORD, CT 06902

Biondo Focus Fund

Name & Address

                Shares

                    Percentage of Fund

NATIONAL FINANCIAL SERVICES*

1,224,317

91.50%

200 LIBERTY STREET

ONE WORLD FINANCIAL STREET

NEW YORK, NY 10281

WILMINGTON TRUST CO

99,206

7.41%

C/O MUTUAL FUNDS

PO BOX 8971

WILMINGTON, DE 19899

* May be deemed to control the Fund since it owns more than 25% of the voting securities.

INVESTMENT ADVISOR

Investment Advisor and Advisory Agreement

The Advisor of the Funds is Biondo Investment Advisors, LLC located at 540 Routes 6 & 209, PO Box 909, Milford, Pennsylvania 18337. The Advisor is owned by The Biondo Group, LLC. Pursuant to the Investment Advisory Agreement with the Trust, on behalf of the Funds (the “Advisory Agreement”), the Advisor, subject to the supervision of the Board of the Trust, and in conformity with the stated policies of the Fund, manages the operations of the Funds.

Under the Advisory Agreement, the Advisor, under the supervision of the Board, agrees to invest the assets of the Funds in accordance with applicable law and the investment objective, policies and restrictions set forth in each Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Advisor. The Advisor shall act as the investment advisor to each Fund and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Advisor will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and  to brokers who provide the Advisor with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Advisor also provides each Fund with all necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Advisor, and all personnel of the Fund or the Advisor performing services relating to research, statistical and investment activities.

In addition, the Advisor, subject to the supervision of the Board of Trustees, provides the management and administrative services necessary for the operation of the Funds. These services include providing facilities for maintaining the Trust’s organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the Fund’s records and the registration of the Fund’s shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

The following table sets forth the annual management fee rate payable by the Funds to Biondo Investment Advisors, LLC pursuant to the Advisory Agreement, expressed as a percentage of the Fund’s average daily net assets:

FUND	TOTAL MANAGEMENT FEE
The Biondo Growth Fund	1.00%
The Biondo Focus Fund	1.50%

During the fiscal period ended January 31, 2007, The Biondo Growth Fund paid $241,552 in advisory fees and the Advisor waived $97,316 of these fees. During the fiscal year ended January 31, 2008, The Biondo Growth Fund paid $556,599 in advisory fees and the Advisor waived $67,082 of these fees. During the fiscal year ended January 31, 2009, The Biondo Growth Fund paid $566,798 in advisory fees and the Advisor waived $63,764 of these fees. During the fiscal year ended January 31, 2010, The Biondo Growth Fund paid $488,330 in advisory fees and the Adviser waived $62,389 of these fees. The fee is computed daily and payable monthly.

The Advisor is contractually limiting total annual operating expenses of The Biondo Growth Fund through May 31, 2011 (including the advisory fee, exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) as follows, expressed as a percentage of the Fund’s average daily net assets.

Fund	Class C	Investor Class	Contractual Period
The Biondo Growth Fund	2.25%	1.50%	May 31, 2011

Expenses not expressly assumed by the Advisor under the Advisory Agreement are paid by the Fund.  Under the terms of the Advisory Agreement, each Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Advisor, (b) the fees and expenses of Trustees who are not affiliated persons of the Advisor or Distributor (as defined under the section entitled (“The Distributor”) (c) the fees and certain expenses of the Custodian (as defined under the section entitled “Custodian”) and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Fund and of pricing the Fund’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Trust may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund’s and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Advisor) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of a Fund. The Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Advisor, or by holders of a majority of that Fund’s outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

Codes of Ethics

The Trust, the Advisor and the Distributor each have adopted codes of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the code of ethics adopted by the Trust (the “Code”), the Trustees are permitted to invest in securities that may also be purchased by a Fund.

In addition, the Code, which applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission and in other public communications made by a Fund; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Advisor, subject to the Board’s continuing oversight. The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of a Fund and its shareholders.  The Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Policies and a record of each proxy voted by the Advisor on behalf of its Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest.

The Advisor has adopted Proxy Voting Policies and Procedures (“Advisor’s Proxy Policies”) which are attached to this SAI as Appendix A.

More information. Information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Funds at 1-800-672-9152 and (2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

Rule 12b-1 Plan

The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act for each Fund’s Investor Class shares and its Class C shares (the "Rule 12b-1 Plans") pursuant to which each Fund pays the Distributor or other entities compensation accrued daily and payable monthly. Each Fund’s Investor Class shares may pay a Rule 12b-1 fee at the annual rate of up to 0.25% of their average daily net assets.  Each Fund’s Class C shares may pay a Rule 12b-1 fee at the annual rate of up to 1.00% of their average daily net assets. The Distributor or other entities also receive the proceeds and contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Rule 12b-1 Plan.

During the fiscal year ended January 31, 2008 The Biondo Growth Fund’s Investor Class shares paid $139,150 in distribution related fees pursuant to the Investor Class Rule 12b-1 Plan.  During the fiscal year ended January 31, 2009 The Biondo Growth Fund’s Investor Class shares paid $141,699 in distribution related fees pursuant to the Investor Class Rule 12b-1 Plan. During the fiscal year ended January 31, 2010 The Biondo Growth Fund’s Investor Class shares paid $122,082 in distribution related fees pursuant to the Investor Class Rule 12b-1 Plan. For the fiscal year indicated below, the Fund paid the following allocated distribution fees:

Actual 12b-1 Expenditures Paid by The Biondo Growth Fund During the Fiscal Year Ended January 31, 2010
Total Dollars Allocated
Advertising/Marketing	None
Printing/Postage	None
Payment to distributor	$1,960
Payment to dealers	$120,122
Compensation to sales personnel	None
Other	None
Total	$122,082

Under the terms of each Fund’s Class C shares Rule 12b-1 Plan, the Distributor receives fees for providing servicing to Class C shares of the Fund.  In addition, pursuant to each Fund’s Class C Rule 12b-1 Plan, the Fund is authorized to use a portion of its assets to finance certain activities relating to the distribution of its Class C shares to investors. The Plan allows each Fund to pay the Distributor quarterly at a rate equal to 0.75% of the average daily net assets of Class C shares of the Fund during that quarter for Distribution related services.

The Rule 12b-1 Plan also allows each Fund to pay the Distributor for certain shareholder services provided to shareholders or other service providers that have entered into agreements with the Distributor to provide these services. For these services, each Fund pays a shareholder service fee equal up to 0.25% of average net assets of that class on an annualized basis. The Funds may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees of the Trust and the Distributor. The Rule 12b-1 Plans authorize payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning a Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund’s investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Distributor or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to a Fund.

The Distributor is required to provide a written report, at least quarterly to the Board of Trustees of the Trust, specifying in reasonable detail the amounts expended pursuant to the Rule 12b-1 Plans and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The initial term of the Rule 12b-1 Plans is one year and this will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of Trustees of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Rule 12b-1 Plans (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plans. The Rule 12b-1 Plans and Agreement may be terminated at any time by the Trust or a Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the Fund. The Rule 12b-1 Plans will terminate automatically in the event of their assignment (as defined in the 1940 Act).

The Rule 12b-1 Plans may not be amended to increase materially the amount of the Distributor’s compensation to be paid by a Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Rule 12b- 1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan. During the term of the Rule 12b-1 Plans, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Rule 12b-1 Plans, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Rule 12b-1 Plans will be in writing and provide that: (a) it may be terminated by the Trust or a Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

THE DISTRIBUTOR

Northern Lights Distributors, LLC (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Trust pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the FINRA. The offering of the Funds’ shares are continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute a Fund’s shares. Michael Miola is an affiliated person of the Trust and the Distributor.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

PORTFOLIO MANAGERS

Mr. Joseph R. Biondo and Mr. Joseph P. Biondo, the co-Portfolio Managers of the Funds, are responsible for the day-to-day management of the Fund. As of January 31, 2010, they were responsible for the management of the following types of accounts in addition to the Funds:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Mr. Joseph R. Biondo
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	None	None	None	None
Other Accounts	154	$164,022,503	None	None

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Mr. Joseph P. Biondo
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	None	None	None	None
Other Accounts	164	$154,910,134	None	None

Conflicts of Interest.

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Advisor may receive fees from certain accounts that are higher than the fee it receives from the Funds, or it may receive a performance-based fee on certain accounts. The procedures to address conflicts of interest, if any, are described below.

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of each Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts may have the same investment objective as the Funds.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Funds.  However, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Compensation.

For their services as portfolio managers to the Funds, Mr. Joseph R. Biondo and Mr. Joseph P. Biondo will each receive a fixed salary from Biondo Investment Advisors, LLC. Their salaries are based on tenure and experience managing money on a discretionary basis.

Ownership of Securities.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Funds as of January 31, 2010.

Name of Portfolio Manger	Dollar Range of Equity Securities in The Biondo Growth Fund	Dollar Range of Equity Securities in The Biondo Focus Fund
Joseph R. Biondo	$100,001 - $500,000	None
Joseph P. Biondo	$100,001 - $500,000	None

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for a Fund are made by the portfolio managers who are employees of the Advisor. The Advisor is authorized by the Trustees to allocate the orders placed by it on behalf of a Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Advisor for the Fund’s use. Such allocation is to be in such amounts and proportions as the Advisor may determine.

In selecting a broker or dealer to execute each particular transaction, the Advisor will take the following into consideration:

•

the best net price available;

•

the reliability, integrity and financial condition of the broker or dealer;

•

the size of and difficulty in executing the order; and

•

the value of the expected contribution of the broker or dealer to the investment performance of a Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of a Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Advisor determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund. In allocating portfolio brokerage, the Advisor may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Advisor exercises investment discretion. Some of the services received as the result of  Fund transactions may primarily benefit accounts other than a Fund’s, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

For the fiscal period ended January 31, 2007, The Biondo Growth Fund paid brokerage commissions of approximately $45,980.  For the fiscal period ended January 31, 2008, The Biondo Growth Fund paid brokerage commissions of approximately $70,057.  For the fiscal period ended January 31, 2009, The Biondo Growth Fund paid brokerage commissions of approximately $110,568. For the fiscal period ended January 31, 2010, The Biondo Growth Fund paid brokerage commissions of approximately $67,315.

PORTFOLIO TURNOVER

Each Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund. A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one-year period.

For the period from commencement of operations (May 3, 2006) through January 31, 2007, The Biondo Growth Fund’s portfolio turnover was 8%.  For the fiscal year ended January 31, 2008, The Biondo Growth Fund’s portfolio turnover rate was 49%. For the fiscal year ended January 31, 2009, The Biondo Growth Fund’s portfolio turnover rate was 45%. For the fiscal year ended January 31, 2010, The Biondo Growth Fund’s portfolio turnover rate was 44%.

OTHER SERVICE PROVIDERS

Fund Administration

The Administrator for each Fund is Gemini Fund Services, LLC, (“GFS” or the “Administrator”), which has its principal office at 450 Wireless Blvd., Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.  GFS is an affiliate of the Distributor.

Pursuant to an Administration Service Agreement with the Funds, the Administrator provides administrative services to each Fund, subject to the supervision of the Board. The Administrator may provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Administration Service Agreement was initially approved by the Board at a meeting held on December 19, 2005.  The Agreement shall remain in effect for three years from the date of its initial approval, and subject to annual approval of the Board for one-year periods thereafter.  The Administration Service Agreement is terminable by the Board or the Administrator on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent. This Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Service Agreement, the Administrator provides facilitating administrative services, including:  (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of each Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Fund’s Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund’s Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Fund’s shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectuses.

For the services rendered to each Fund by the Administrator, the Fund pays the Administrator a fund administration fee equal to a minimum fee of $40,000 or 0.10% on the first $100 million of net assets, 0.08% on the next $150 million of net assets and 0.06% on net assets greater than $250 million. The Funds also pay the Administrator for any out-of-pocket expenses. During the fiscal year ended January 31, 2008 The Biondo Growth Fund paid $57,648 for administrative fees. During the fiscal year ended January 31, 2009 The Biondo Growth Fund paid $70,184 for administrative fees. During the fiscal year ended January 31, 2010 The Biondo Growth Fund paid $53,999 for administrative fees.

Fund Accounting

GFS, pursuant to the Fund Accounting Service Agreement, provides each Fund with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian and Advisor; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

For the services rendered to each Fund under the Fund Accounting Service Agreement, the Fund pays the Administrator a fee equal to a base fee of $22,000 plus 0.02% on net assets of $25 million to $100 million and 0.01% on net assets greater than $100 million. The Funds also pay the Administrator for any out-of-pocket expenses.  During the fiscal year ended January 31, 2008 The Biondo Growth Fund incurred $23,219 for fund accounting fees. During the fiscal year ended January 31, 2009 The Biondo Growth Fund incurred $32,670 for fund accounting fees. During the fiscal year ended January 31, 2010 The Biondo Growth Fund incurred $30,999 for fund accounting fees.

Transfer Agent

GFS, 4020 South 147th Street, Suite 2, Omaha, NE 68137, acts as transfer, dividend disbursing, and shareholder servicing agent for each Fund pursuant to written agreement with Fund. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services rendered to each Fund under the Transfer Agency Service Agreement, the Fund pays the Administrator a transfer agency fee equal to a minimum fee of $15,000 per class or $14 per account. The Funds also pay the Administrator for any out-of-pocket expenses. During the fiscal year ended January 31, 2008, The Biondo Growth Fund paid $21,520 for transfer agency fees. During the fiscal year ended January 31, 2009, The Biondo Growth Fund paid $18,115 for transfer agency fees.  During the fiscal year ended January 31, 2010, The Biondo Growth Fund paid $22,998 for transfer agency fees.

Custodian

Bank of New York Mellon (“BONY” or the “Custodian”) serves as the custodian of each Fund’s assets pursuant to a Custody Agreement by and between BONY and the Trust on behalf of the Fund.  BONY’s responsibilities include safeguarding and controlling a Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custody Agreement, BONY also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Advisor. The Funds may employ foreign sub-custodians that are approved by the Board to hold foreign assets. BONY’s principal place of business is One Wall Street, New York, New York 10286.

Under the Custody Agreement with BONY, the Administrator serves as custody administrator on behalf of the Funds, and performs certain labor intensive tasks, for which it receives a share of the custody fees paid to the Custodian, including a share of the asset-based fee and certain transaction fees.

Compliance Officer

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust.  During the fiscal year ended January 31, 2008, The Biondo Growth Fund paid $14,758 for compliance service fees. During the fiscal year ended January 31, 2009, The Biondo Growth Fund paid $10,047 for compliance service fees.  During the fiscal year ended January 31, 2010, The Biondo Growth Fund paid $11,501 for compliance service fees.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.  Each class of shares may vote separately on matters related to its Rule 12b-1 Plan.

The Trust is authorized to issue an unlimited number of shares of beneficial interest.  Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of a Fund. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Trust’s secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor, and Transfer Agent have established proper anti-money laundering procedures, reported suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND

PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading "Net Asset Value," the net asset value ("NAV") of a Fund's shares is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the last bid price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, a Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, a Fund may value securities at fair value or estimate their value as determined in good faith by the Board or their designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by a Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value per share.

Redemption of Shares

Each Fund will redeem all or any portion of a shareholder's shares of the Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. For shares held less than 30 days, a Fund will deduct a 2% redemption fee on your redemption amount if you sell your shares or your shares are redeemed for failure to maintain the Fund’s balance minimum.  Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under “Redemptions” in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Funds.

The Biondo Growth Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. The Biondo Focus Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code.  Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Funds should not be subject to federal income or excise tax on its net investment income or net capital gain which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Funds will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carry forward of a Fund.

The Funds intend to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. The Funds intend to distribute substantially all of its net investment income and net capital gain annually in December.  Both types of distributions will be in shares of a Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, a Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such a Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from a Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Funds are subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund’s ordinary income for the calendar year and at least 98% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, a Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Trust have been held by such shareholders.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, a Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if a Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for a Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by a Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company.

Each Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Funds to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

Foreign Currency Transactions

The Funds’ transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to "pass through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by a Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income will flow through to shareholders of the Fund. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Funds. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Funds may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Funds may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Funds may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Funds will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Funds may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of a Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Funds may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year a Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Funds have selected BBD, LLP, located at 1835 Market Street, 26th Floor, Philadelphia, PA 19103, as its independent registered public accounting firm.

LEGAL COUNSEL

Thompson Hine LLP, 312 Walnut Street, 14th Floor Cincinnati, Ohio 45202-4089 serves as the Trust's legal counsel.

FINANCIAL STATEMENTS

The financial statements and report of the independent registered public accounting firm required to be included in this SAI are hereby incorporated by reference to the Annual Report for The Biondo Growth Fund for the period ended January 31, 2010.

APPENDIX A

Biondo Investment Advisors

IA Policies and Procedures Manual

Proxy Voting

Policy

Biondo Investment Advisors, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients.  Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices.  Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility

Joseph P. Biondo has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and recordkeeping, including outlining our voting guidelines in our procedures.

Procedure

Biondo Investment Advisors has adopted procedures to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

•

All employees will forward any proxy materials received on behalf of clients to Joseph P. Biondo;

•

Joseph P. Biondo will determine which client accounts hold the security to which the proxy relates;

•

Absent material conflicts, Joseph P. Biondo will determine how Biondo Investment Advisors should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.

Disclosure

•

Biondo Investment Advisors will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Biondo Investment Advisors voted a client’s proxies, and that clients may request a copy of these policies and procedures.

•

Joseph P. Biondo will also send a copy of this summary to all existing clients who have previously received Biondo Investment Advisors’ Disclosure Document; or Joseph P. Biondo may send each client the amended Disclosure Document.  Either mailing shall highlight the inclusion of information regarding proxy voting.

Client Requests for Information

•

All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Joseph P. Biondo.

•

In response to any request, Joseph P. Biondo will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Biondo Investment Advisors voted the client’s proxy with respect to each proposal about which client inquired.

Voting Guidelines

•

In the absence of specific voting guidelines from the client, Biondo Investment Advisors will vote proxies in the best interest of each particular client.  Biondo Investment Advisors’ policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client.  Clients are permitted to place reasonable restrictions on Biondo Investment Advisors’ voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

•

Biondo Investment Advisors will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditor’s non-audit services.

•

Biondo Investment Advisors will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

•

In reviewing proposals, Biondo Investment Advisors will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.

Conflicts of Interest

•

Biondo Investment Advisors will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Biondo Investment Advisors with the issuer of each security to determine if Biondo Investment Advisors or any of its employees has any financial, business or personal relationship with the issuer.

•

If a material conflict of interest exists, Joseph P. Biondo will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

•

Biondo Investment Advisors will maintain a record of the voting resolution of any conflict of interest.

Recordkeeping

Joseph P. Biondo shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:

•

These policies and procedures and any amendments;

•

Each proxy statement that Biondo Investment Advisors receives;

•

A record of each vote that Biondo Investment Advisors casts;

•

Any document Biondo Investment Advisors created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to Joseph P. Biondo or proxy committee, if applicable.

A copy of each written request from a client for information on how Biondo Investment Advisors voted such client’s proxies, and a copy of any written responses.